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                                                                    Exhibit 99.4



                                  CERTIFICATION
                   Pursuant to 18 United States Code 'SS' 1350


         The undersigned hereby certifies that the Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 of GenTek Inc. (the "Company") filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                           /s/ Matthew R. Friel
                                           ---------------------------------
                                           Matthew R. Friel
                                           Chief Financial Officer
                                           August 14, 2002